U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2014

ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Michael Durham, President and CEO, Mark McKinnies, Senior Vice President and CFO, and Graham Mattison, Vice President of Investor Relations, of Advanced Emissions Solutions, Inc. (“ADES”) will be participating in the 16th Annual Needham Growth Conference in New York City on Wednesday, January 15, 2014. A copy of the slides to be used at this conference is currently available via the Investor Information section of ADES’s website at www.advancedemissionssolutions.com. A copy of the materials is attached hereto as Exhibit 99.1.

In the January 2014 Investor Presentation, the Company presents non-GAAP financial measures, defined as adjusted gross profit and adjusted gross margin, that exclude coal sales and raw coal purchases and retained tonnage operating expenses. Definitions of these non-GAAP financial measures, including reconciliations to the most comparable GAAP financial measures, are contained in the Investor Presentation. These non-GAAP financial measures are used to provide investors with greater transparency with respect to the effect on gross margin from the operation of certain Refined Coal facilities by Clean Coal Solutions, LLC, a 42.5%-owned, consolidated subsidiary of ADA-ES, Inc., a wholly owned subsidiary of the Company, for its own account. The Company believes these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of the Company’s business and the effect on gross profit and gross margin of the operation of Refined Coal facilities by Clean Coal Solutions, LLC for its own account. These non-GAAP financial measures should not be considered in isolation, as a substitute for, or as superior to, financial measures calculated in accordance with GAAP, and the Company’s financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

On January 7, 2014, we issued a press release announcing ADES’s scheduled participation at this conference. A copy of the press release is furnished as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits

(d)	The following items are furnished as exhibits to this report:

99.1 January 2014 Investor Presentation.

99.2 Press Release, Advanced Emissions Solutions Announces the Promotion of Jean Bustard to President of ADA-ES, Inc., Company to Participate in Upcoming Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 15, 2014

Advanced Emissions Solutions, Inc. Registrant

/s/ Mark H. McKinnies
Mark H. McKinnies
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	January 2014 Investor Presentation.

99.2	Press Release, Advanced Emissions Solutions Announces the Promotion of Jean Bustard to President of ADA-ES, Inc., Company to Participate in Upcoming Investor Conference